UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2024
RumbleOn, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-38248 (Commission File Number)	46-3951329 (I.R.S. Employer Identification No.)

901 W. Walnut Hill Lane, Suite 110A
Irving, Texas		75038
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (214) 771-9952

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 6, 2024, RumbleOn Dealers, Inc., a Delaware corporation (“RumbleOn Dealers”), as borrower, RumbleOn, Inc., a Nevada corporation (the “Company”), as a guarantor, Mark Tkach (“Mr. Tkach”) and William Coulter (together with Mr. Tkach, the “Lenders”) as lenders, and RideNow Management LLLP, an Arizona limited liability limited partnership, as administrative agent, entered into that certain Floor Plan Financing Agreement (the “Floor Plan Financing Agreement”).

The Floor Plan Financing Agreement provides for the Pre-Owned Floor Plan Facility, which was previously described in Item 1.01 of the Company’s Form 8-K dated November 11, 2024. The Pre-Owned Floor Plan is a $16.0 million committed revolving credit facility made available by the Lenders to RumbleOn Dealers. Advances under the Floor Plan Financing Agreement may be used by RumbleOn Dealers to enable it to acquire ownership of, or to reimburse it for the acquisition cost of, certain previously owned motorcycles (but excluding scooters), ATVs and UTVs. Borrowings under the Pre-Owned Floor Plan Facility shall bear interest based on term SOFR plus 5.00%. The Pre-Owned Floor Plan Facility will terminate on April 1, 2026, unless extended by agreement of the parties in accordance with the terms of the Floor Plan Financing Agreement. The Pre-Owned Floor Plan Facility is secured by a first priority security interest in the pre-owned powersports vehicle inventory financed thereunder. The Floor Plan Financing Agreement includes customary representations, covenants and events of default for financing transactions of this nature.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits:

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: December 6, 2024	By:	/s/ Tiffany Kice
Tiffany Kice
Chief Financial Officer